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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C.  20549


                                       FORM 8-K
                                    CURRENT REPORT

       PURSUANT  TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                   OCTOBER 16, 1997
                   Date of report (Date of earliest event reported)

                                    ANALOGY, INC.
                (Exact name of registrant as specified in its charter)







             OREGON                    0-27752                  93-0892014
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation or organization)                           Identification No.)




                                 9205 SW GEMINI DRIVE
                               PORTLAND, OREGON  97008
                (Address of principal executive offices and zip code)

                                     503-626-9700
                 (Registrant's telephone number including area code)



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ITEM 5.  OTHER EVENTS

On October 16, 1997 Analogy, Inc. (the "Company") issued a press release containing information about the Company's financial results for the quarter and the six months ended September 30, 1997. The press release is included herein as
Exhibit 99.2.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99.2   Press Release

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 16, 1997


                             ANALOGY, INC.


                             By: /S/ TERRENCE A. RIXFORD
                                ----------------------------------------
                              Terrence A. Rixford
                              Vice President, Finance and Administration
                              (Principal Financial Officer)


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